UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 24, 2004

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Regulation FD Disclosure.

            General Communication, Inc. announced the following:

                The Regulatory Commission of Alaska issued an order setting prices for General Communication, Inc.'s lease of Alaska Communications Systems' lines for local telephone competition in Anchorage, Alaska. The order increases the lease rate from $14.92 to $19.15 per line per month.

                 Mr. Jerry Edgerton has joined the GCI board of directors. Mr.
            Edgerton is the senior vice president of government markets with MCI.

                 A copy of the press release is attached as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (a) Financial statements of businesses acquired: None

            (b) Pro forma financial information: None

            (c) Exhibit:

                99.1 Press release dated June 28, 2004




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: June 29, 2004


                                          By /s/ John M. Lowber
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              June 28, 2004.